[GRAPHIC]

                           [ALL STAR LOGO]

                         ANNUAL REPORT 2002



A CLEARLY DEFINED PROCESS FOR CORE EQUITY INVESTING



                        LIBERTY ALL-STAR EQUITY FUND

[GRAPHIC]

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

Only one mutual fund offers:

- A diversified, multi-managed portfolio of growth and value stocks

- Exposure to all of the industry sectors that make the U.S. economy the world's most dynamic

- Access to institutional-quality investment managers

- Objective and ongoing manager evaluation

- Active portfolio rebalancing

- A quarterly fixed distribution policy

- The power of more than $850 million in assets

- Listing on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

                                                             PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                              FEBRUARY 2003

Equity investors are no doubt deeply disappointed with 2002, and we at Liberty Asset Management Company (LAMCO) share their sentiments. The hope generated in the fourth quarter of 2001 and early 2002 gave way to a brutal six-month period in which the S&P 500 Index gave up 13.4 percent in the June quarter and 17.3 percent in the September quarter. The positive returns of the fourth quarter were small compensation for a brutal year -- simply too little, too late. For Liberty All-Star Equity Fund shareholders, it was much the same, as the table below indicates. The Fund posted a solid fourth quarter, but suffered through the same trying market conditions that tested equity investors throughout 2002 and the two prior years.


FUND STATISTICS
PERIODS ENDING DECEMBER 31, 2002                                  4TH QUARTER                         2002
----------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
Year End Net Asset Value (NAV)                                                                       $7.14
Year End Market Price                                                                                $6.64
Year End Discount                                                                                     7.0%
Distributions Declared                                                $0.19                          $0.88
Market Price Trading Range                                       $5.80 to $7.69                  $5.80 to $12.39
Premium/(Discount) Range                                        (7.5)% to (0.1)%                 (7.5)% to 20.4%

PERFORMANCE SUMMARY                                                              RATES OF RETURN
                                                                 -----------------------------------------------
PERIODS ENDING DECEMBER 31, 2002                                  4TH QTR.       2002       3 YEARS*    5 YEARS*
----------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
Shares Valued at NAV                                                 9.2%       (25.2)%      (11.3)%      (1.7)%
Shares Valued at NAV with Dividends Reinvested                       9.4%       (25.0)%      (10.7)%      (1.2)%
Shares Valued at Market Price with Dividends Reinvested              3.5%       (33.0)%       (5.7)%      (2.6)%
Lipper Large-Cap Core Mutual Fund Average                            6.6%       (23.5)%      (15.1)%      (1.7)%
    Category Percentile Ranking (1=best; 100=worst)                  9th         67th         14th         43rd
S&P 500 Index                                                        8.4%       (22.1)%      (14.6)%      (0.6)%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

*Average annual returns.

     As has been well documented, 2002 was the third consecutive down year for the stock market, the first time that has occurred in more than 60 years (the last being 1939 -- 1941). For investors with long memories, 2002 was the sharpest decline since the bear market of 1973 -- 1974. Moreover, it was the only year in recent memory in which all 11 S&P 500 sectors declined. Looking back over the three-year bear market, THE WALL STREET JOURNAL estimates that investors have suffered paper losses of some $7 trillion since the market peaked in March 2000.

     I take no delight in citing these statistics. I would much rather talk in positive terms and the day when I can do that is surely coming. I believe that excesses are being wrung from the system and the stage is being set for a return to a more normalized environment. Most strategists do not expect anything like the heady years of the latter 1990s -- and that's all the better. Investors would welcome a steadier, more stable environment.

     Let me turn to Liberty All-Star Equity Fund and address the performance table that accompanies this letter, including the fourth quarter and full-year 2002 as well as our three- and five-year performance. The three-year period of 2000 -- 2002 covers essentially the entire bear market that began in the first quarter of 2000. The five-year figures include both rising and falling markets. We have also listed our ranking within the Lipper Large-Cap Core Mutual Fund Average for each of these periods.

     Our good fourth quarter 2002 performance, I am pleased to report, ranked the Fund in the 9th percentile of its comparable peer group, the Lipper Large-Cap Core Mutual Fund Average (the "Lipper universe"). In other words, it was ahead of 91 percent of comparable funds. The story was less satisfactory for 2002 as a whole, when the Fund only managed to finish in the 67th percentile, a ranking in which we are disappointed. I will discuss some reasons for that result momentarily. Next, let me point out that over the three-year bear market period -- painful as it has been -- the Fund finished in the 14th percentile of the Lipper universe, a ranking with which we are pleased, given the severity of this bear market. Meanwhile, for the five-year period the Fund was in the 43rd percentile.

     Returning to the Fund's performance for 2002, I believe our standing in the Lipper universe can be attributed to a few factors. First, our managers stuck to their disciplines and didn't chase performance by drifting from their respective growth or value styles. One can win short term with that strategy, but over time it is difficult to do with any consistency. Second, some previously fast growing technology stocks entered the realm of value stocks owing to the multi-year sell-off; when they did, our value managers (being forward looking, as all our managers are) increased their exposure to the technology sector. However, they were not rewarded, as negative sentiment continued to dominate the sector. Third, the stock market experienced a historically high level of individual stock volatility. If an active investment manager was overweight (relative to the index) in a stock that sold-off significantly, the consequences were harsh.

     The last point to touch on from the table is the difference between the net asset value and market price returns. Over any discrete period, a closed-end fund may be at a premium or discount. For example, the Fund's market price return outperformed the net asset value return for the trailing three years but lagged for the fourth quarter and full year of 2002. Much of that recent lag can be attributed to the Fund going from trading at a premium to trading at a discount.

[SIDENOTE]
"...OVER THE THREE-YEAR
BEAR MARKET PERIOD --
PAINFUL AS IT HAS BEEN --
THE FUND FINISHED IN
THE 14TH PERCENTILE OF
THE LIPPER UNIVERSE..."
[END SIDENOTE]

     The widening of the discount was not unique to the Fund, as discounts widened in general for closed-end funds as the year drew to a close. However, the ebb and flow of premiums and discounts, albeit volatile, tend to even out over longer periods of time.

     We at LAMCO are pleased with the Fund's structure and the investment firms we have in place. The principle of multi-management underlying the Fund is as sound as the day the Fund commenced operations in 1986. I believe the Fund's longer-term performance supports that belief, as does our above-average performance through what is arguably the most punishing bear market in many generations. In that regard, I invite you to focus on two features of this Annual Report: an overview of LAMCO's investment process, which begins on the next page, and our traditional Manager Roundtable, which begins on page 12. I believe the investment process feature illustrates how LAMCO adds value for shareholders, while the Manager Roundtable takes you inside the thinking of the Fund's portfolio managers.

     As investors, we are challenged to look beyond the difficulties of the past three years. I am confident in the Fund, its structure and LAMCO's commitment to retaining and working with top quality investment managers. On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for your patience and continuing support of the Fund. As always, we will continue to work in the best long-term interests of All-Star shareholders.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

LAMCO'S INVESTMENT PROCESS

[GRAPHIC]

Fund Objective

Liberty All-Star Equity Fund is designed as a core domestic equity holding. In a single investment, the Fund provides investors with access to a diversified portfolio utilizing an investment approach called multi-management, which is widely practiced by large institutional investors such as endowments, foundations and pension plans. Multi-management is intended to result in more consistent and less volatile investment performance over changing market cycles than the use of a single manager. The Fund's Advisor, Liberty Asset Management Company (LAMCO), employs a rigorous due diligence process to select independent, institutional-quality investment management firms that practice a distinct style for managing equity portfolios. LAMCO can be totally objective about the managers it selects because it has no affiliation or alliances with the investment managers selected for the Fund. LAMCO's role is to identify and retain best-of-breed investment managers and to blend their individual styles to form a core domestic equity holding.

        AS ADVISOR TO THE ALL-STAR EQUITY FUND, LIBERTY ASSET MANAGEMENT

[GRAPHIC]

Fund Structure

Liberty All-Star Equity Fund is a multi-managed fund in which five investment managers practice the two primary styles of investing -- value and growth -- as well as variations within each style. Because investor sentiment historically shifts between value and growth, LAMCO's skill in blending the two styles can reduce volatility and enhance consistency of returns over time. Typically, value style managers focus on companies with attractive prospects that are trading at relatively low multiples of earnings, sales and book value. Growth managers generally focus on companies with higher expected sales and earnings growth which are leaders in expanding sectors of the economy. In addition to being multi-managed, the Fund is closed-end, meaning that it has a fixed number of shares that trade on the New York Stock Exchange. This structure allows the investment managers to pursue long-term goals without the distraction of daily sales and redemptions that can occur at inopportune times.

         COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-

[GRAPHIC]

Manager Selection

Manager selection is a key element in our process. There are thousands of investment managers to choose from. LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment industry to select investment managers for the Fund. In many cases, these are institutional investment managers not accessible to individual investors. In selecting investment managers for the Fund, LAMCO conducts in-depth research and rigorous due diligence. We focus on the "four Ps" ... that is, each manager's philosophy, process, people and performance. We seek investment management firms that have demonstrated a consistent application of their style (instead of abandoning their style when it is temporarily out of favor) and a clearly-articulated, disciplined investment process. We also want to see a well-managed organization and continuity among a firm's investment professionals.

             DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS.

[GRAPHIC]

Manager Monitoring

Constant vigilance enables LAMCO to ensure that each investment manager is performing up to expectations and that each is contributing to the Fund. Like all businesses, investment management firms can change over time. Ownership and key personnel can change. Market pressures may cause a firm to deviate from its investment style and strategy. Often times, individual investors may have difficulty knowing that the fund manager with whom they originally invested has changed. LAMCO's active monitoring guards against that. As investment managers analyze stocks, we analyze the managers for the investment characteristics of their holdings, consistent adherence to their style, investment performance and continuity of key decision makers. When warranted, LAMCO replaces managers. This has happened 11 times during the Fund's 16-year history.

              LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO

[GRAPHIC]

Portfolio Rebalancing

Portfolio rebalancing maintains the Fund's structural integrity through time and is also a well-recognized risk management tool. Systematic rebalancing keeps the Fund's assets equally divided among its five investment managers. Owing to shifting market sentiment and their differing styles and strategies, the managers will perform differently over time. This can unbalance the portfolio; for example, at any one time causing the growth managers to account for a larger share of the portfolio or vice versa than the value managers. When this happens, LAMCO takes assets from the outperforming managers and gives it to those who have underperformed. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's. Once again, this is a practice that individual investors may not discipline themselves to perform, but which LAMCO practices consistently.

           CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND

[GRAPHIC]

Distribution Policy

Since 1988, LAMCO has followed a policy of paying annual distributions on common shares at a rate of approximately 10 percent of the Fund's net asset value (paid quarterly at 2.5 percent per quarter). Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and the payout policy complement one another and provide a systematic mechanism for distributing funds to shareholders.

DIVIDEND REINVESTMENT

LAMCO recognizes the diverse needs of the Fund's shareholders. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time.


SHAREHOLDER SERVICES

LAMCO rounds out its process by providing a range of shareholder services, such as the Web site www.all-starfunds.com and communications, including press releases, monthly updates, quarterly reports and toll-free shareholder assistance.

          IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding six pages is intended to focus on the highlights of LAMCO's investment process for Fund shareholders. This chart demonstrates the long-term outcome of the investment process and the Fund's multi-management structure. Most mutual funds are run by a single portfolio manager or a team of managers pursuing a particular investment style, whether it's growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our Investment Process feature, LAMCO utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

     All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that since All-Star's first full calendar year of operation 16 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large Cap Core universe.

[CHART]

HIGH CONSISTENCY
HIGH RETURN

LOW CONSISTENCY
LOW RETURN

All-Star's high return
and high consistency
combination is
well-placed among the
universe of open-end
Large-Cap Core funds


Each dot represents the 16-year return and consistency record ending December 31, 2002, of each fund in the universe of 52 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 16-year history.

     Consistency is measured by the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

                                  INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S ASSETS ARE EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:


[PIE CHART]

SCHNEIDER CAPITAL MANAGEMENT
VALUE/Companies that are
overlooked and undervalued
where the firm expects a
rebound in earnings.

BOSTON PARTNERS ASSET
MANAGEMENT, L.P.
VALUE/Companies with low
price-to-earnings and
price-to-book ratios
where a catalyst for
positive change has
been identified.

OPPENHEIMER CAPITAL
VALUE/Companies that
exhibit the ability to
generate excess cash flow while
earning high returns on invested
capital that trade below their
intrinsic value.

MASTRAPASQUA ASSET
MANAGEMENT, INC.
GROWTH/Companies whose
valuations do not reflect the
potential for accelerated earnings
and cash flow growth.

TCW INVESTMENT
MANAGEMENT COMPANY
GROWTH/Companies that
have superior sales growth,
leading and/or rising market
shares, and high and/or
rising profit margins.


MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN
PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

INVESTMENT STYLE SPECTRUM
[BAR CHART]
VALUE             GROWTH

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2002
(UNAUDITED)


                                                 BOSTON      OPPEN-       MASTRA-                   TOTAL         S&P
                                    SCHNEIDER   PARTNERS     HEIMER       PASQUA         TCW        FUND       500 INDEX
-------------------------------------------------------------------------------------------------------------------------
Number of Holdings                     49           34          38           46           27          165         500

Percent of Holdings in Top 10         45%          45%         52%          31%          54%          21%         24%

Weighted Average Market
Capitalization (billions)             $8           $38         $51          $36          $57          $38         $76

Average Five-Year
Earnings Per Share Growth            (1)%          12%         11%          17%          21%          13%         10%

Dividend Yield                       1.5%         1.5%        2.0%         0.4%         0.3%         1.1%        1.8%

Price/Earnings Ratio                  13x          15x         14x          25x          31x          18x         19x

Price/Book Value Ratio               1.5x         2.8x        3.3x         3.7x         5.1x         3.3x        4.1x

MANAGER ROUNDTABLE

AS THE LATE `90S WERE STRONG, THE EARLY `00S HAVE BEEN WEAK. IN BOTH CASES, SAY THE MANAGERS, EXCEPTIONAL FORCES SHAPED THE MARKETS. WHAT BRINGS STOCKS BACK TO `NORMAL' -- AND WHEN?

THE PERFORMANCE OF THE STOCK MARKET in 2002 belied the headlines: record low interest rates, higher productivity, good consumer spending, strong home construction, an absence of inflation and reasonable -- if uneven -- economic growth. What happened? Corporate capital spending remained weak. But the news that truly shaped the business page was more likely to be found on the front page: corporate wrongdoing and accounting scandals compounded by international tensions and terrorist fears. Finally, still in the background was the shadow of the excessive late `90s. In this Manager Roundtable, All-Star's investment managers analyze the year just past as well as the three-year bear market. And, they speak to their outlook for the future and what actions they'll be taking in 2003. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2003) AND ARE SUBJECT TO CHANGE.


BOSTON PARTNERS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGER/Mark E. Donovan, CFA, Chairman, Equity Strategy Committee INVESTMENT STYLE/Value -- Boston Partners invests in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified.

MASTRAPASQUA ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER/Frank Mastrapasqua, Chairman and CEO
INVESTMENT STYLE/Growth -- Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings ratio is computed and compared to an independently derived long-term earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

OPPENHEIMER CAPITAL

PORTFOLIO MANAGER/ John G. Lindenthal, Managing Director
INVESTMENT STYLE/Value -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value.

SCHNEIDER CAPITAL MANAGEMENT
PORTFOLIO MANAGER/Arnold C. Schneider III, CFA, President and Chief Investment Officer
INVESTMENT STYLE/Value -- The firm practices a disciplined fundamental approach to add value over time. Research focuses on uncovering new ideas in the belief that the broader market is slow to react to change, particularly where out-of-favor stocks are concerned. Owning these stocks before they experience a rebound in earnings and come to the attention of other investors creates the opportunity for price appreciation before fundamentals warrant the stock be sold.

TCW INVESTMENT MANAGEMENT COMPANY

PORTFOLIO MANAGER/Glen E. Bickerstaff, Managing Director U.S. Equities INVESTMENT STYLE/Growth -- TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long term.

LAMCO: With 2002 in the history books, how would you recap the year for equity investors? Glen Bickerstaff, start us off, please.

BICKERSTAFF (TCW -- GROWTH): After the terrorist attacks of 2001 we had hoped the economy and stock market would normalize. However, as the year progressed the investing public was hit with several high profile

[SIDENOTE]
"FEAR OF TERRORISM AND LACK
OF TRUST FOR CORPORATE
AMERICA WERE CLEARLY THE
CULPRITS BEHIND STOCK PRICE
DECLINES FAR EXCEEDING ANY
EARNINGS SHORTFALLS DURING
THE YEAR."

          FRANK MASTRAPASQUA,
MASTRAPASQUA ASSET MANAGEMENT
                     (GROWTH)
[END SIDENOTE]
examples of corporate malfeasance and investor confidence was shaken. Clearly, there was more damage done to the markets than to the economy, as consumer spending held up. Consumer spending benefited from monetary ease that enabled mortgage rates to fall to levels not seen in 30 years. However, corporate spending was very weak, particularly in the manufacturing sectors. In this environment, equity investors, who did not abandon the stock market, sought safe harbors. These are often high dividend-yielding, slow growth companies in mature businesses that traded at low valuations. Thus for the third year in a row value outperformed growth.

LAMCO: John Lindenthal, how does a value manager sum up 2002?

LINDENTHAL (OPPENHEIMER -- VALUE): The year was simply full of pitfalls for equity investors. Two thousand two was dominated by headline risk related to corporate governance, balance sheet and earnings issues. Risk was not rewarded and both equity and fixed income investors were penalized if they held high risk positions. The rewards were mostly with the high-quality, strong balance sheet franchises.

LAMCO: Mark Donovan, how does Boston Partners reflect on the year?

DONOVAN (BOSTON PARTNERS -- VALUE): While this past year was plagued with many pitfalls, not the least of which was corporate malfeasance, 2002 was primarily a continuation of the unwinding of prior excesses. Although the process has been painful, the end result should introduce a new set of opportunities. Boding well for investors in 2003 will be greater transparency in corporate accounting and closer scrutiny of compensation packages. As the system is cleansed through tougher audits, criminal trials and SEC investigations, there should be a renewed confidence in the equity markets. This will be a slow process, but the end result will be positive for investors.

LAMCO: Frank Mastrapasqua, what are your thoughts?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT -- GROWTH): The first several days of the year made 2002 look like it would represent a solid continuation of fourth quarter 2001 gains. Unfortunately, the still-skittish market -- primarily the result of the terrorist attacks -- offered little respite during a precipitous decline. For most of the year, it was mainly due to numerous corporate accountability scandals. The benefits of economic recovery, profit recovery, low interest rates, high productivity realizations and business spending improvement were not translated into valuation appreciation. Fear of terrorism and a lack of trust in corporate America were clearly the culprits behind stock price declines far exceeding any earnings shortfalls during the year. As the year approached its end, geo-political risks (i.e., a potential war with Iraq, diplomatic trouble with North Korea and an oil production shut-down in Venezuela) and deflation fears adversely impacted oil prices and investor psychology. In spite of periodic rallies, the media's intense focus on the numerous uncertainties left market participants frightened and unwilling to make long-term equity commitments. In that environment, bond and money market instruments are the assets of choice.

LAMCO: Arnie Schneider, this is your first All-Star Equity Fund Manager Roundtable, so we've let you off the hook until last.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT -- VALUE): There is no way to gloss over the fact that 2002 was an ugly year for stocks -- all sectors, all market caps and all investment styles. Despite the fourth quarter gains, U.S. equity markets suffered their sharpest yearly decline since the 1970s. A silver lining in the gray clouds is that last year's market setback makes valuations look more reasonable relative to the outlook for corporate earnings growth over the next three to five years.

LAMCO: Looking back a little further, what's your longer-term perspective on 2000, 2001 and 2002? Is it primarily a case of the air being let out of the bubble... or is there a more fundamental underlying shift influencing equities? Arnie Schneider, we'll ask you to go first this time.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT -- VALUE): There are numerous external factors that sparked the market's slide and prolonged it. However, we believe the primary cause was the deflation of the speculative bubble that sprung its first leak in March 2000. The equity market has appeared to us to be sagging for almost three years under the weight of lofty valuations and unattainable expectations. The corporate scandals,

[SIDENOTE]
"THIS [2000 -- 2002] WAS NOT
YOUR TYPICAL PERIOD OF MARKET
REVALUATION. THIS WAS THE
100-YEAR FLOOD. ALTHOUGH
INVESTOR CONFIDENCE HAS
BEEN IMPACTED, MUCH IS BEING
DONE TO CORRECT THE ECONOMY
AND THE MARKETS."
          GLEN BICKERSTAFF,
               TCW (GROWTH)
[END SIDENOTE]
geopolitical scene, terrorism and recession factors, although serious, were secondary.

LAMCO: Let's stay with the value managers. Mark Donovan and John Lindenthal, what do you see as you look back?

DONOVAN (BOSTON PARTNERS -- VALUE): Investors have lost sight of the longer-term aspects of investing. Although we may be unsure of what the future may hold, looking beyond the last few years reveals that the longer-term averages are what they should be. Let's put recent market performance in perspective: The three-year annualized return of the S&P 500 at the end of 1999 was 27.6 percent, a little excessive -- yet many expected this to continue. The three-year annualized return of the S&P at the end of 2002 is now negative 14.6 percent -- unattractive but not surprising given the prior three years. Combining the two gives us a six-year annualized return of 4.4 percent, not something to get excited about but hardly a reason to call for the end of the modern economy.

     Taking a longer-term perspective -- which is what we are supposed to do - the eight-year return for the S&P 500 is 10.3 percent, right in line with the longer-term historical norms. Had investors been told in 1995 that the S&P 500 would return 10 percent on an annualized basis by the end of 2002, we believe they would have been pleased. What we couldn't have told them is how we would get to that 10 percent -- by experiencing some very strong years followed by three weak years. In the end, however, it all washes out and we are reminded that investing is a long-term process.

LINDENTHAL (OPPENHEIMER -- VALUE): Certainly the bubble that was starting to burst in early 2000 and that generally lasted until possibly October of 2002 was the big story over this time period. On top of that phenomenon, the continuation of the globalization of both markets and industries is a significant fact for investors to consider. Worldwide competition has kept a pricing lid on most products, and has driven the need to cut costs and improve productivity. This trend should continue until we see better revenue growth.

LAMCO: Glen Bickerstaff, how does a growth manager analyze the past three years?

BICKERSTAFF (TCW -- GROWTH): As they say, hindsight is 20/20. During the late `90s there was a speculative fervor built around the prospects of the Internet changing many aspects of commerce. At the time we did not buy into the hype, as most of these Internet companies did not possess profitable business models. As the mania came to an end, its impact was felt broadly. In 2000, we avoided telecommunication services companies that were on course to over expand while destroying their profitability through price competition. And technology names were expensive, so we reduced our holdings to below market weight. The markets could have recovered; however, investors were then exposed to some significant shocks. Fed rate hikes slowed the economy, terrorist attacks demoralized the nation and then came the episodes of accounting fraud, corporate greed and deception and "Wall Street" transgressions. This was not your typical period of market revaluation. This was the 100-year flood. Although investor confidence has been impacted, much is being done to correct the economy and the markets.

LAMCO: Frank Mastrapasqua, what's your growth manager's view on the three-year bear market?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT -- GROWTH): Rather than looking at the performance between 2000 and 2002 as a result of a broken bubble or as a secular shift, the period is best described as transitional. Contributors to unsustainable equity valuations were clearly Y2K spending excess and frenzied excitement over the advent of Internet-based business tools on the heels of a nine-year secular bull market. The sharp contraction in business capital spending marked the peak of the equity market and the beginning of this transition period where Internet technology has been transferred from the hands of entrepreneurs to mainstream business. This fundamental shift is very positive for the equity market over the long-term, as companies increase productivity and cut costs by reformulating traditional business practices around the concept of real-time management of operations, sales, back office and finance.

LAMCO: Turning to 2003, insofar as the investment outlook is concerned, what causes you the most concern and what gives you the most cause for optimism? And comment, please, on whether you think the S&P 500 is overvalued or undervalued. Mark Donovan, what are your thoughts?

DONOVAN (BOSTON PARTNERS -- VALUE): Looking ahead, we see reasons to be concerned and reasons to be optimistic. Concerning us most, apart from continued

[SIDENOTE]
"TWO THOUSAND TWO WAS
DOMINATED BY HEADLINE RISK
RELATED TO CORPORATE GOVERNANCE,
BALANCE SHEET AND EARNINGS
ISSUES. [TAKING] RISK WAS NOT
REWARDED ..."
                 JOHN LINDENTHAL,
              OPPENHEIMER (VALUE)
[END SIDENOTE]
terrorist threats and a possible war, is very simply the lack of growth in profitability within corporate America. The equity markets will not sustain higher levels until companies are able to return to an upward trajectory in reported earnings. The good news, and a reason for optimism, is that the low level of interest rates, combined with aggressive balance sheet restructurings, will begin to take hold and benefit profits. While lower interest expense and continued cost cutting initiatives will aid profits, we remain skeptical of the many forecasts calling for sharp revenue growth. We see few industries with any level of pricing power, and even fewer where there is a strong case to be made that a high level of pent-up demand exists.

     At current levels we believe the S&P to be at the higher end of "fairly" priced; thus we do not believe it to be undervalued. One opportunity that we face as investors has been created by the compression in valuations over the past three years. The blatantly expensive stocks, many of which traded at over 100x earnings, have dropped significantly while many of the "old-economy" stocks, which had been trading at 8 to 10 times earnings, have increased. The vast majority of stocks in the large cap universe now trade in the range of 14 to 22 times earnings. Although many of the traditional value stocks have risen in valuation during this timeframe, a new set of substitutes has entered our universe. Many of the so-called "fallen angels" may deserve their current lower multiples, but it is our task to identify those that may soon rise again. As such, our goal has been to invest in higher quality companies within our universe and avoid lower quality names that are trading at similar multiples.

LAMCO: Let's hear from the other value managers, Arnie Schneider and John Lindenthal.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT -- VALUE): We believe that the severe market drop during the first nine months of 2002 brought the broad U.S. equity indexes into fairly valued territory in the context of an outlook for benign inflation, moderate interest rates and normal corporate profit growth.

     As the mild 2001 recession fades in the rear-view mirror, the U.S. economy should grow at a moderate rate and at a more even pace in 2003. However, we expect that the growth rate will continue to be below the historical averages for past recoveries. The manufacturing sector should turn around in 2003 and lead to a modest revival in business capital spending as firms allocate a portion of their improved profits to rebuild depleted inventories, replace aging plants and equipment, and initiate overdue information technology projects.

     A big concern is that the gloomy economic climate in Europe could constrain or derail the U.S. recovery. Fiscal and monetary policy in the Eurozone remains too tight to boost demand. Corporate restructuring is proceeding too slowly in the face of high and rising labor costs. Germany, which accounts for 30 percent of Eurozone GDP, may be on the verge of a recession. The stronger euro and recent surge in oil prices impose a drag on growth. If the European economies stall in 2003, the U.S. recovery could be placed in jeopardy.

LINDENTHAL (OPPENHEIMER -- VALUE): Based on current earnings estimates for 2003, the S&P 500 is fairly valued. The basis for optimism is that the aggressive cost cutting in corporations, together with the fiscal and monetary stimulus in place, causes earnings to be better than the current $50+ expected for the S&P 500 in 2003. The main concern is still that business spending remains mired down because of the overspending during the bubble period. Consumer spending may slow down from last year's pace. Of course, international events cannot be predicted but, obviously, tensions remain high.

LAMCO: Turning to the growth managers, what are you seeing as you look ahead?

BICKERSTAFF (TCW -- GROWTH): We do not invest based on forecasts. Rather, we focus on companies that we believe possess sustainable competitive advantages that are selling products into growing, addressable markets. Long term, we believe that these businesses will create shareholder value that will overpower an economic forecast. Concerns about a war with Iraq or escalating tensions with North Korea appear to be in stock prices already. There is much talk about the risk of deflation, but it is important to disaggregate what is happening to goods prices (which are falling) versus services prices (which are rising).

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT -- GROWTH): Even though the Iraq and North Korea confrontations loom large on the minds of investors, periodic rallies show that investor focus is returning to fundamental analysis. Two thousand three should see the continued healthy return of capital spending that coincides with a continued recovery in corporate profits.

[SIDENOTE]
"THERE ARE NUMEROUS EXTERNAL
FACTORS THAT SPARKED THE
MARKET'S SLIDE AND PROLONGED
IT. HOWEVER, WE BELIEVE THE
PRIMARY CAUSE WAS THE DEFLATION
OF THE SPECULATIVE BUBBLE
THAT SPRUNG ITS FIRST LEAK
IN MARCH 2000."
               ARNIE SCHNEIDER
  SCHNEIDER CAPITAL MANAGEMENT
                       (VALUE)
[END SIDENOTE]

Cost cutting has built in a new element of unprecedented operating leverage that should surprise investors with above-expected realized profits. On a P/E basis the S&P 500 appears overvalued, but earnings will most likely surprise on the upside, as has usually happened during the early stages of economic and profit recovery. This earnings outcome will likely turn out to be reevaluated in light of stronger than expected potential for the year as a whole. Other key drivers for growth equities in 2003 include: the economy being in its fifteenth month of recovery; corporate profits having risen for three straight quarters, with expectations for growth to continue accelerating through 2003; accelerating capital spending on equipment and software over the past two quarters; and the lowest interest rates in 41 years. Of course, the market will certainly be set back by any unexpected and formidable terrorist act upon the United States.

LAMCO: To wrap it up, from the perspective of your style and strategy, what will you be focusing on during the year ahead? Let's hear from the growth managers first.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT -- GROWTH): Technology, advertising, financial services and transportation should be among the leading sectors of the recovery. Our focus will be to ensure that our participation in these groups is consistent with an acceptable risk/reward balance. In addition, there will be focus on emerging sectors in which we may want to increase our exposure, as well as continued attention to weeding out the underperformers.

BICKERSTAFF (TCW -- GROWTH): We continue to employ our time-proven approach. We maintain a concentrated, conviction-weighted portfolio of companies that we believe can dominate attractive business segments. As in the past, we own leading companies in technology, health care, financial services and consumer sectors. Our technology holdings were challenged in a very difficult business environment, but they have distinguished themselves from their competitors and the long-term case for their business is compelling. Our health care names stand to benefit from new product releases. Our financial and consumer names are doing well. We believe the portfolio is well positioned with companies that have the means to demonstrate superior cash flow growth in an understandably skeptical stock market.

LAMCO: And, how about the value managers? What will you be concentrating on as the year unfolds?

DONOVAN (BOSTON PARTNERS -- VALUE): Looking ahead, we see better opportunities in the lower capitalization range of the large cap universe, primarily around $10 billion. Although the valuation discrepancy between the mega-caps and mid- to large-cap companies that existed a few years ago has narrowed, one still exists and we plan to take advantage of the opportunities when we are able to do so. As part of our fundamental analysis of potential purchases, we review all balance sheets and income statements in detail, including a careful review of all footnotes and disclosures. We look for companies with manageable debt loads, stable and rising free cash flow, attentive management, and a visible earnings stream.

LINDENTHAL (OPPENHEIMER -- VALUE): No matter what the environment, we always focus on owning good businesses at reasonable prices. In terms of our value style, we still believe that patience will be rewarded and there will be opportunities to be more aggressive over the balance of the year.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT -- VALUE): Throughout a market cycle, the nature of our deep value investment process leads us to invest in companies that are, as a group, more economically sensitive than the benchmark index. At the peak of the profit cycle, we moderate the economic sensitivity where we can, and at the bottom of the profit cycle we accentuate it where we find promising investment opportunity. We expect that a continued modest recovery in 2003 will benefit many cyclical industries whose fortunes are tied in part to the growth of the U.S. economy.

     The portfolio is focused on companies where the recent profit picture is bleak, stock prices are severely depressed and investor expectations are very low, but where we have identified internal or external factors that will spark an earnings recovery. In this vein, the portfolio is overweighted in undervalued economically sensitive stocks in areas such as semiconductors and semiconductor equipment, technology outsourcing services, domestic natural gas, trucking, and selected agricultural-related markets.

LAMCO: Many thanks to all for some very interesting and insightful discussion.

[SIDENOTE]
"HAD INVESTORS BEEN TOLD IN
1995 THAT THE S&P 500 WOULD
RETURN 10% ON AN ANNUALIZED
BASIS BY THE END OF 2002...
THEY WOULD HAVE BEEN
PLEASED. WHAT WE COULDN'T
HAVE [FORESEEN] IS HOW WE
WOULD GET TO THAT 10%..."

              MARK DONOVAN,
    BOSTON PARTNERS (VALUE)
[END SIDENOTE]

                                      INVESTMENT GROWTH AS OF DECEMBER 31, 2002


[MOUNTAIN CHART]

                                       NET ASSET VALUE OF SHARES        INCLUDES ADDITIONAL
          NET ASSET VALUE PER SHARE        ACQUIRED THROUGH              INVESTMENTS MADE
           PLUS DISTRIBUTIONS PAID     DISTRIBUTION REINVESTMENT      THROUGH RIGHTS OFFERINGS
          -------------------------    -------------------------      ------------------------
  31-Dec-86              9.11                    9.11                         9.11
  31-Jan-87             10.17                   10.17                        10.17
  28-Feb-87             10.87                   10.87                        10.87
  31-Mar-87             11.08                   11.09                        11.09
  30-Apr-87             10.77                   10.77                        10.77
  31-May-87             10.86                   10.86                        10.86
  30-Jun-87             11.31                   11.32                        11.32
  31-Jul-87             11.81                   11.82                        11.82
  31-Aug-87             12.28                   12.39                        12.39
  30-Sep-87              11.8                   11.94                        11.94
  31-Oct-87              9.24                    9.12                         9.12
  30-Nov-87              8.51                    8.32                         8.32
  31-Dec-87              9.08                    9.01                         9.01
  31-Jan-88              9.47                    9.45                         9.45
  29-Feb-88              9.82                    9.85                         9.85
  31-Mar-88              9.51                    9.51                         9.51
  30-Apr-88              9.52                    9.52                         9.52
  31-May-88              9.48                    9.47                         9.47
  30-Jun-88              9.85                    9.95                         9.95
  31-Jul-88              9.75                    9.83                         9.83
  31-Aug-88              9.54                    9.58                         9.58
  30-Sep-88               9.9                   10.05                        10.05
  31-Oct-88             10.05                   10.23                        10.23
  30-Nov-88              9.92                   10.08                        10.08
  31-Dec-88             10.11                   10.33                        10.33
  31-Jan-89             10.65                   11.01                        11.01
  28-Feb-89             10.49                   10.81                        10.81
  31-Mar-89             10.64                   11.04                        11.04
  30-Apr-89             11.05                   11.56                        11.56
  31-May-89             11.44                   12.07                        12.07
  30-Jun-89             11.35                   11.99                        11.99
  31-Jul-89             12.09                   12.98                        12.98
  31-Aug-89             12.31                   13.26                        13.26
  30-Sep-89             12.35                   13.38                        13.38
  31-Oct-89             12.14                   13.09                        13.09
  30-Nov-89             12.25                   13.25                        13.25
  31-Dec-89             12.35                   13.44                        13.44
  31-Jan-90             11.79                   12.66                        12.66
  28-Feb-90             11.88                   12.78                        12.78
  31-Mar-90             12.13                   13.18                        13.18
  30-Apr-90             11.99                   12.98                        12.98
  31-May-90             12.91                    14.3                         14.3
  30-Jun-90             12.96                   14.42                        14.42
  31-Jul-90             12.93                   14.38                        14.38
  31-Aug-90             12.15                   13.22                        13.22
  30-Sep-90             11.69                   12.58                        12.58
  31-Oct-90             11.67                   12.55                        12.55
  30-Nov-90             12.23                   13.41                        13.41
  31-Dec-90             12.59                      14                           14
  31-Jan-91             13.04                   14.71                        14.71
  28-Feb-91             13.71                   15.76                        15.76
  31-Mar-91              14.1                   16.41                        16.41
  30-Apr-91             14.03                    16.3                         16.3
  31-May-91             14.54                   17.12                        17.12
  30-Jun-91             14.04                   16.32                        16.32
  31-Jul-91             14.52                   17.12                        17.12
  31-Aug-91             14.56                   17.19                        17.19
  30-Sep-91             14.76                   17.54                        17.54
  31-Oct-91             14.95                   17.86                        17.86
  30-Nov-91             14.35                   16.84                        16.84
  31-Dec-91             15.89                    19.5                         19.5
  31-Jan-92             15.69                   19.15                        19.15
  29-Feb-92             15.46                   18.75                        18.75
  31-Mar-92             15.52                   18.86                        18.86
  30-Apr-92             15.62                   19.04                        20.95
  31-May-92             15.72                   19.22                        21.14
  30-Jun-92             15.47                   18.76                        20.64
  31-Jul-92             15.92                   19.58                        21.55
  31-Aug-92             15.44                    18.7                        20.58
  30-Sep-92             15.94                   19.63                         21.6
  31-Oct-92             16.04                   19.81                        21.81
  30-Nov-92             16.17                   20.06                        22.08
  31-Dec-92             16.54                   20.75                        22.84
  31-Jan-93             16.62                   20.91                        23.01
  28-Feb-93             16.46                    20.6                        22.67
  31-Mar-93             16.78                   21.22                        23.36
  30-Apr-93             16.45                   20.57                        22.64
  31-May-93             16.55                   20.77                        22.86
  30-Jun-93             16.85                   21.36                        23.52
  31-Jul-93             16.83                   21.32                        23.47
  31-Aug-93             17.02                   21.71                         23.9
  30-Sep-93             17.35                   22.38                        24.64
  31-Oct-93              17.4                   22.48                        26.25
  30-Nov-93             17.17                   21.99                        25.68
  31-Dec-93             17.41                   22.47                        26.24
  31-Jan-94             17.78                   23.27                        27.17
  28-Feb-94             17.35                   22.34                        26.09
  31-Mar-94             17.12                   21.82                        25.47
  30-Apr-94              17.2                   21.99                        25.68
  31-May-94             17.07                   21.71                        25.34
  30-Jun-94                17                   21.52                        25.12
  31-Jul-94              17.3                    22.2                        25.92
  31-Aug-94             17.76                   23.27                        27.16
  30-Sep-94             17.46                   22.57                        27.85
  31-Oct-94             17.63                   22.96                        28.34
  30-Nov-94             16.94                   21.36                        26.35
  31-Dec-94             17.27                   22.18                        27.36
  31-Jan-95             17.41                   22.51                        27.78
  28-Feb-95              17.5                   22.73                        28.04
  31-Mar-95             18.08                   24.12                        29.77
  30-Apr-95             18.23                   24.49                        30.22
  31-May-95             18.38                   24.86                        30.67
  30-Jun-95             19.03                   26.47                        32.66
  31-Jul-95             19.45                   27.53                        33.97
  31-Aug-95             19.24                      27                        33.32
  30-Sep-95             19.82                   28.51                        35.17
  31-Oct-95              19.7                    28.2                        34.79
  30-Nov-95             19.81                   28.48                        35.14
  31-Dec-95             20.08                   29.19                        36.01
  31-Jan-96             20.44                   30.14                        37.19
  29-Feb-96             20.62                   30.61                        37.78
  31-Mar-96             20.76                   30.98                        38.23
  30-Apr-96             20.99                   31.61                           39
  31-May-96             20.96                   31.53                         38.9
  30-Jun-96             21.17                   32.15                        39.67
  31-Jul-96             20.52                   30.33                        37.44
  31-Aug-96             20.62                   30.61                        37.78
  30-Sep-96             21.63                   33.48                        41.31
  31-Oct-96              21.8                   33.96                        41.91
  30-Nov-96             22.58                   36.28                        44.78
  31-Dec-96             22.31                   35.52                        43.83
  31-Jan-97             23.01                    37.6                         46.4
  28-Feb-97             22.91                    37.3                        46.03
  31-Mar-97             22.41                   35.79                        44.16
  30-Apr-97             22.87                   37.19                         45.9
  31-May-97             23.45                   38.96                        48.08
  30-Jun-97             24.31                   41.62                        51.36
  31-Jul-97             25.29                   44.68                        55.15
  31-Aug-97             24.34                   41.71                        51.48
  30-Sep-97             25.36                   44.92                        55.44
  31-Oct-97             24.86                   43.31                        53.46
  30-Nov-97             25.21                   44.45                        54.88
  31-Dec-97             25.37                   44.98                        55.53
  31-Jan-98             25.35                   44.91                        55.45
  28-Feb-98             26.45                   48.63                        60.03
  31-Mar-98              27.2                   51.19                        63.21
  30-Apr-98             27.33                   51.64                        63.77
  31-May-98             26.45                    48.6                        62.44
  30-Jun-98             27.19                   51.29                        65.88
  31-Jul-98             26.89                   50.22                        64.51
  31-Aug-98             24.23                   40.76                        52.36
  30-Sep-98             25.37                   44.88                        57.65
  31-Oct-98             26.21                   47.96                         61.6
  30-Nov-98              26.5                   49.02                        62.96
  31-Dec-98             27.67                   53.47                        68.67
  31-Jan-99             27.72                   53.66                        68.91
  28-Feb-99             27.24                   51.85                        66.59
  31-Mar-99             27.75                   53.86                        69.17
  30-Apr-99             28.56                   56.98                        73.19
  31-May-99             27.96                   54.67                        70.21
  30-Jun-99             28.88                   58.38                        74.98
  31-Jul-99             28.27                   55.96                        71.88
  31-Aug-99             27.48                   52.83                        67.85
  30-Sep-99             27.48                   52.91                        67.95
  31-Oct-99             28.14                    55.6                        71.41
  30-Nov-99             27.92                    54.7                        70.25
  31-Dec-99             28.86                   58.93                        75.68
  31-Jan-00             28.39                   56.95                        73.14
  29-Feb-00             28.26                    56.4                        72.44
  31-Mar-00             29.65                   62.65                        80.47
  30-Apr-00             29.48                   61.92                        79.52
  31-May-00             29.22                   60.79                        78.08
  30-Jun-00             29.62                   62.71                        80.54
  31-Jul-00             29.51                   62.22                        79.91
  31-Aug-00             30.12                   64.94                         83.4
  30-Sep-00             30.15                   65.25                         83.8
  31-Oct-00             30.33                   66.07                        84.86
  30-Nov-00             28.89                   59.48                        76.39
  31-Dec-00             29.87                    64.1                        82.33
  31-Jan-01             30.03                   64.86                        83.29
  28-Feb-01             28.93                   59.74                        76.72
  31-Mar-01             28.09                   55.67                         71.5
  30-Apr-01             28.99                   60.03                        77.09
  31-May-01             29.09                    60.5                         77.7
  30-Jun-01             28.88                   59.46                        76.36
  31-Jul-01              28.6                   58.07                        74.58
  31-Aug-01              27.9                   54.89                         70.5
  30-Sep-01              26.7                   48.73                        62.59
  31-Oct-01             27.08                   50.68                        65.09
  30-Nov-01             27.97                   55.25                        70.96
  31-Dec-01             28.11                   55.99                        71.91
  31-Jan-02             27.89                   54.83                        70.42
  28-Feb-02             27.56                   52.94                        67.99
  31-Mar-02             28.11                    55.9                        71.79
  30-Apr-02             27.58                   53.05                        68.13
   9-May-02             27.37                   51.92                        71.88
  31-May-02              27.3                   51.65                        71.51
  30-Jun-02             26.44                    46.9                        64.93
  31-Jul-02             25.65                   42.53                        58.89
  31-Aug-02             25.65                   42.56                        58.91
  30-Sep-02             24.85                   38.02                        52.63
  31-Oct-02             25.42                   41.25                        57.11
  30-Nov-02             26.02                   44.75                        61.95
  31-Dec-02             25.48(1)                 41.6(2)                     57.59(2)

1. NAV of one share of All-Star as of 12/31/02 plus distributions paid since inception.

2. To evaluate your investment in the Fund, these values should be used. Each shows how an investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994, 1998 and 2002.

The above chart illustrates the NAV growth of an original share of the Fund from the Fund's inception date through December 31, 2002. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. The value of an original share grew to $25.48 (current NAV of $7.14 plus distributions paid since inception totaling $18.34, which includes tax credits of $0.67 on retained capital gains).

     Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. The value of an original share with distributions reinvested grew to $41.60 (5.827 shares times the current NAV of $7.14).

     On five occasions, the Fund has allowed the purchase of additional shares at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. The value of an original share grew to $57.59 (8.066 shares times the current NAV of $7.14).

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                            SHARES      SHARES
                 SHARES                   PURCHASED    ACQUIRED      SHARES     NAV(1)                MARKET PRICE  TOTAL MARKET
                OWNED AT                   THROUGH     THROUGH       OWNED    PER SHARE   TOTAL NAV    PER SHARE      PRICE OF
               BEGINNING    PER SHARE    REINVESTMENT   RIGHTS       AT END     AT END    OF SHARES      AT END        SHARES
   YEAR         OF YEAR   DISTRIBUTIONS    PROGRAM     OFFERING     OF YEAR    OF YEAR      OWNED       OF YEAR        OWNED
-----------------------------------------------------------------------------------------------------------------------------------
   1987         1.000       $1.18            0.140        -          1.140     $7.90        $9.01          $6.00        $6.84
   1988         1.140        0.64            0.107        -          1.247      8.29        10.34           7.25         9.04
   1989         1.247        0.95            0.156        -          1.403      9.58        13.44           8.25        11.57
   1990         1.403        0.90            0.167        -          1.570      8.92        14.00           7.75        12.17
   1991         1.570        1.02            0.171        -          1.741     11.20        19.50          10.75        18.72
   1992         1.741        1.07            0.199     0.179(2)      2.119     10.78        22.84          11.125       23.57
   1993         2.119        1.25(3)         0.266     0.138(2)      2.523     10.40        26.24          11.125       28.07
   1994         2.523        1.00            0.277     0.155(2)      2.955      9.26        27.36           8.50        25.12
   1995         2.955        1.04            0.310        -          3.265     11.03        36.01          10.875       35.51
   1996         3.265        1.31(3)         0.403        -          3.668     11.95        43.83          11.25        41.27
   1997         3.668        1.69(3)         0.501        -          4.169     13.32        55.53          13.313       55.50
   1998         4.169        1.40            0.487     0.173(2)      4.829     14.22        68.67          12.938       62.48
   1999         4.829        1.39            0.569        -          5.398     14.02        75.68          11.063       59.72
   2000         5.398        1.42            0.651        -          6.049     13.61        82.33          12.375       74.86
   2001         6.049        1.20            0.703        -          6.752     10.65        71.91          11.09        74.88
   2002         6.752        0.88            0.776     0.538(2)      8.066      7.14        57.59           6.64        53.56

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

   2002: Rights offering completed in May 2002. One share offered at $8.99 for every 10 shares owned.

3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

                AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by EquiServe Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TOP 50 HOLDINGS


     RANK AS        RANK AS                                                             MARKET            PERCENT OF
   OF 12/31/02     OF 9/30/02         SECURITY NAME                                  VALUE ($000)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
        1             1               Freddie Mac                                       $25,752               3.0%
        2             3               Microsoft Corp.                                    23,492               2.7
        3             4               Countrywide Financial Corp.                        19,198               2.2
        4             6               Citigroup, Inc.                                    19,017               2.2
        5             2               The Progressive Corp.                              17,599               2.0
        6             7               American International Group, Inc.                 14,139               1.6
        7             5               Dell Computer Corp.                                13,932               1.6
        8            11               Amgen, Inc.                                        13,671               1.6
        9             8               Wells Fargo & Co.                                  13,217               1.5
       10            10               AFLAC, Inc.                                        13,039               1.5
       11             9               Genentech, Inc.                                    12,554               1.4
       12            54               ChevronTexaco Corp.                                11,774               1.4
       13            18               Cisco Systems, Inc.                                11,016               1.3
       14            67               Carnival Corp.                                     10,294               1.2
       15            16               J.C. Penney Co., Inc.                               9,836               1.1
       16            14               XL Capital Ltd., Class A                            9,656               1.1
       17            44               Liberty Media Corp., Class A                        9,564               1.1
       18            48               Agilent Technologies, Inc.                          9,242               1.1
       19            17               Applied Materials, Inc.                             9,001               1.0
       20            26               Maxim Integrated Products, Inc.                     8,812               1.0
       21            42               PACCAR, Inc.                                        8,437               1.0
       22            33               QUALCOMM, Inc.                                      8,253               1.0
       23            31               Wyeth                                               8,179               0.9
       24            61               Teradyne, Inc.                                      8,088               0.9
       25            25               Pharmacia Corp.                                     8,067               0.9
       26            15               Tate & Lyle PLC                                     7,942               0.9
       27            35               Intel Corp.                                         7,623               0.9
       28            19               UST, Inc.                                           7,522               0.9
       29            78               Pfizer, Inc.                                        7,505               0.9
       30            30               3M Co.                                              7,398               0.9
       31            84               Biogen, Inc.                                        7,383               0.9
       32            86               Hewlett-Packard Co.                                 7,350               0.8
       33            56               Kerr-McGee Corp.                                    7,349               0.8
       34            50               Eli Lilly and Co.                                   7,233               0.8
       35            20               Nabors Industries, Inc.                             7,089               0.8
       36            64               Avon Products, Inc.                                 7,062               0.8
       37            45               Network Appliance, Inc.                             6,996               0.8
       38            83               Tyco International Ltd.                             6,832               0.8
       39            22               The Allstate Corp.                                  6,732               0.8
       40            32               Burlington Resources, Inc.                          6,626               0.8
       41            27               The Boeing Co.                                      6,598               0.8
       42            29               ACE Ltd.                                            6,543               0.8
       43            37               Pixar, Inc.                                         6,470               0.7
       44            70               Micron Technology, Inc.                             6,401               0.7
       45            38               CSX Corp.                                           6,082               0.7
       46            12               Aetna, Inc.                                         6,066               0.7
       47            52               The Charles Schwab Corp.                            6,064               0.7
       48            23               Archer Daniels Midland Co.                          5,951               0.7
       49            73               Swift Transportation Co., Inc.                      5,905               0.7
       50            88               Smurfit-Stone Container Corp.                       5,893               0.7

                                      MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($4.0 million or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2002.

SECURITY NAME                                                 PURCHASES (SALES)    SHARES AS OF 12/31/02
-------------------------------------------------------------------------------------------------------------
PURCHASES
Abercrombie & Fitch Co.                                           159,900                  159,900
Amazon.com, Inc.                                                  162,670                  162,670
AT&T Wireless Services, Inc.                                      464,250                  464,250
Canadian Natural Resources Ltd.                                   124,500                  124,500
Carnival Corp.                                                    242,600                  412,600
ChevronTexaco Corp.                                               107,100                  177,100
eBay, Inc.                                                         54,700                   54,700
FirstEnergy Corp.                                                 144,900                  144,900
Fox Entertainment Group, Inc.                                     150,000                  150,000
King Pharmaceuticals, Inc.                                        204,500                  204,500
Liz Claiborne Inc                                                 178,800                  178,800
Mandalay Resort Group                                             174,700                  174,700
Micron Technology, Inc.                                           320,000                  657,200
Pfizer, Inc.                                                      113,500                  245,500


SALES

Aetna, Inc.                                                      (124,375)                 147,525
Chico's FAS, Inc.                                                (180,000)                       0
Golden West Financial Corp.                                       (76,400)                       0
Goldman Sachs Group, Inc.                                        (101,700)                  45,000
The Home Depot, Inc.                                             (159,850)                 100,000
International Game Technology                                     (67,500)                       0
J.P. Morgan Chase & Co.                                          (121,000)                 205,100
Marathon Oil Corp.                                               (211,100)                      0
Millipore Corp.                                                  (122,000)                      0
Motorola, Inc.                                                   (455,100)                      0
The Progressive Corp.                                             (67,000)                354,605
Sears, Roebuck & Co.                                             (193,700)                      0
Stilwell Financial, Inc.                                         (358,800)                      0

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002


COMMON STOCKS (96.2%)                                         SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  (14.8%)

AUTOMOBILES (0.4%)
Ford Motor Co                                                    358,900           $     3,337,770
                                                                                   ---------------
AUTO COMPONENTS (0.4%)
Visteon Corp.                                                    441,800                 3,074,928
                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE (3.2%)
Brinker International, Inc. (a)                                  120,000                 3,870,000
Brunswick Corp.                                                   40,950                   813,267
Carnival Corp.                                                   412,600                10,294,370
Mandlay Resort Group (a)                                         174,700                 5,347,567
MCDONALD'S CORP.                                                 225,000                 3,618,000
Starwood Hotels & Resorts Worldwide, Inc.                        172,625                 4,098,118
                                                                                   ---------------
                                                                                        28,041,322
                                                                                   ---------------
HOUSEHOLD DURABLES (0.4%)
Clayton Homes, Inc.                                              306,450                 3,732,561
                                                                                   ---------------
INTERNET & CATALOG RETAIL (0.8%)
Amazon.com, Inc. (a)                                             162,670                 3,072,836
eBay, Inc. (a)                                                    54,700                 3,709,754
                                                                                   ---------------
                                                                                         6,782,590
                                                                                   ---------------
LEISURE EQUIPMENT PRODUCT (0.5%)
Eastman Kodak Co.                                                 80,000                 2,803,200
Mattel, Inc.                                                     100,000                 1,915,000
                                                                                   ---------------
                                                                                         4,718,200
                                                                                   ---------------
MEDIA (4.0%)
AOL Time Warner, Inc.  (a)                                       200,000                 2,620,000
Clear Channel Communications, Inc. (a)                           150,000                 5,593,500
The E.W. Scripps Co., Class A                                     55,000                 4,232,250
Fox Entertainment Group, Inc., Class A (a)                       150,000                 3,889,500
Gannett Co., Inc.                                                 36,300                 2,606,340
Liberty Media Corp., Class A (a)                               1,069,832                 9,564,298
Pixar, Inc. (a)                                                  122,100                 6,470,079
                                                                                   ---------------
                                                                                        34,975,967
                                                                                   ---------------
MULTI-LINE RETAIL (4.4%)
Abercrombie & Fitch Co. (a)                                      159,900                 3,271,554
Federated Department Stores, Inc. (a)                            154,200                 4,434,792
Dollar General Corp                                              150,000                 1,792,500
J.C. Penney Co., Inc.                                            427,450                 9,835,625
Liz Claiborne, Inc.                                              178,800                 5,301,420
May Department Stores Co.                                        130,000                 2,987,400
Target Corp.                                                     165,000                 4,950,000
Wal-Mart Stores, Inc.                                            107,300                 5,419,723
                                                                                   ---------------
                                                                                        37,993,014
                                                                                   ---------------

COMMON STOCKS (CONTINUED)                                     SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.7%)
The Home Depot, Inc.                                          100,000              $     2,396,000
Michaels Stores, Inc.                                          90,000                    2,817,000
Toys "R" Us, Inc.  (a)                                        124,600                    1,246,000
                                                                                   ---------------
                                                                                         6,459,000
                                                                                   ---------------
CONSUMER STAPLES (4.9%)

FOOD & DRUG RETAILING (1.9%)
CVS Corp.                                                     165,000                    4,120,050
The Kroger Corp. (a)                                          300,000                    4,635,000
Tate & Lyle PLC (b)                                           391,550                    7,942,435
                                                                                   ---------------
                                                                                        16,697,485
                                                                                   ---------------
FOOD PRODUCTS (0.7%)
Archer Daniels Midland Co.                                    479,950                    5,951,380
                                                                                   ---------------
PERSONAL PRODUCTS (1.4%)
Avon Products, Inc.                                           131,100                    7,062,357
The Gillette Co.                                               90,000                    2,732,400
Procter & Gamble Co.                                           25,000                    2,148,500
                                                                                   ---------------
                                                                                        11,943,257
                                                                                   ---------------
TOBACCO (0.9%)
UST, Inc.                                                     225,000                    7,521,750
                                                                                   ---------------
ENERGY (5.4%)

ENERGY EQUIPMENT & SERVICES (1.5%)
Nabors Industries, Inc. (a)                                   201,000                    7,089,270
Patterson -UTI Energy, Inc.  (a)                               90,600                    2,733,402
Transocean Sedco Forex, Inc.                                  154,400                    3,582,080
                                                                                   ---------------
                                                                                        13,404,752
                                                                                   ---------------
OIL & GAS (3.9%)
Burlington Resources, Inc.                                    155,350                    6,625,677
Canadian Natural Resources Ltd.                               124,500                    3,693,915
ChevronTexaco Corp.                                           177,100                   11,773,608
Kerr-McGee Corp.                                              165,900                    7,349,370
Valero Energy Corp.                                           110,250                    4,072,635
                                                                                   ---------------
                                                                                        33,515,205
                                                                                   ---------------
FINANCIALS (21.5%)

BANKS (2.1%)
FleetBoston Financial Corp.                                   200,000                    4,860,000
Wells Fargo & Co.                                             282,000                   13,217,340
                                                                                   ---------------
                                                                                        18,077,340
                                                                                   ---------------

COMMON STOCKS (CONTINUED)                                     SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (10.1%)
AmeriCredit Corp. (a)                                          456,000             $     3,529,440
The Charles Schwab Corp.                                       558,850                   6,063,523
Citigroup, Inc.                                                540,404                  19,016,817
Countrywide Financial Corp.                                    371,700                  19,198,305
Freddie Mac                                                    436,100                  25,751,705
Goldman Sachs Group, Inc.                                       45,000                   3,064,500
J.P. Morgan Chase & Co.                                        205,100                   4,922,400
Merrill Lynch & Co., Inc.                                       90,000                   3,415,500
Morgan Stanley                                                  60,000                   2,395,200
                                                                                   ---------------
                                                                                        87,357,390
                                                                                   ---------------
INSURANCE (9.1%)
ACE Ltd.                                                       223,000                   6,542,820
AFLAC, Inc.                                                    432,900                  13,038,948
The Allstate Corp.                                             182,000                   6,732,180
American Financial Group, Inc.                                  28,600                     659,802
American International Group, Inc.                             244,409                  14,139,061
Aon Corp.                                                      177,125                   3,345,891
Loews Corp.                                                     37,000                   1,645,020
The Progressive Corp.                                          354,605                  17,599,046
Travelers Property Casualty Corp., Class A (a)                 206,500                   3,025,225
UnumProvident Corp.                                            175,000                   3,069,500
XL Capital Ltd., Class A                                       125,000                   9,656,250
                                                                                   ---------------
                                                                                        79,453,743
                                                                                   ---------------
REAL ESTATE (0.2%)
The St. Joe Co.                                                 67,425                   2,022,750
                                                                                   ---------------
HEALTH CARE (13.7%)

BIOTECHNOLOGY (5.7%)
Amgen, Inc. (a)                                                282,800                  13,670,552
Biogen, Inc. (a)                                               184,300                   7,383,058
Genentech, Inc. (a)                                            378,600                  12,554,376
Genzyme Corp. (a)                                              138,000                   4,080,660
IDEC Pharmaceuticals Corp. (a)                                 146,000                   4,842,820
Invitrogen Corp. (a)                                            95,000                   2,972,550
MedImmune, Inc. (a)                                            141,840                   3,853,793
                                                                                   ---------------
                                                                                        49,357,809
                                                                                   ---------------
HEALTH CARE EQUIPMENT & SERVICES (1.5%)
Alcon, Inc. (a)                                                 83,300                   3,286,185
Applera Corp. -- Applied Biosystems Group                        65,000                   1,140,100
Biomet, Inc.                                                   150,000                   4,299,000
Quest Diagnostic, Inc. (a)                                      75,000                   4,267,500
                                                                                   ---------------
                                                                                        12,992,785
                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna, Inc.                                                    147,525                   6,066,228
Health Management Associates, Inc., Class A (a)                165,000                   2,953,500
Tenet Healthcare Corp. (a)                                     132,600                   2,174,640
                                                                                   ---------------
                                                                                        11,194,368
                                                                                   ---------------

COMMON STOCKS (CONTINUED)                                     SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (5.2%)
Biovail Corp. (a)                                                114,000           $     3,010,740
Bristol-Myers Squibb Co.                                         150,000                 3,472,500
Eli Lilly and Co.                                                113,900                 7,232,650
King Pharmaceuticals, Inc. (a)                                   204,500                 3,515,355
Pfizer, Inc.                                                     245,500                 7,504,935
Pharmacia Corp.                                                  193,000                 8,067,400
Schering-Plough Corp.                                             80,000                 1,776,000
Shire Pharmaceuticals Group PLC (a)(b)                           148,100                 2,797,609
Wyeth                                                            218,700                 8,179,380
                                                                                   ---------------
                                                                                        45,556,569
                                                                                   ---------------
INDUSTRIALS (8.9%)

AEROSPACE & DEFENSE (1.8%)
The Boeing Co.                                                   200,000                 6,598,000
General Dynamics Corp.                                            36,000                 2,857,320
L-3 Communications Holdings, Inc. (a)                             50,000                 2,245,500
Lockheed Martin Corp.                                             75,000                 4,331,250
                                                                                   ---------------
                                                                                        16,032,070
                                                                                   ---------------
AIR FREIGHT & COURIERS  (1.1%)
Expeditors International of Washington, Inc.                     116,000                 3,787,400
FEDEX CORP.                                                      100,000                 5,422,000
                                                                                   ---------------
                                                                                         9,209,400
                                                                                   ---------------
AIRLINES (0.6%)
Southwest Airlines Co.                                           389,400                 5,412,660
                                                                                   ---------------
BUILDING PRODUCTS (0.0%)
York International Corp.                                          16,000                   409,120
                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Fiserv, Inc. (a)                                                  80,000                 2,716,000
Paychex, Inc.                                                    186,012                 5,189,735
                                                                                   ---------------
                                                                                         7,905,735
                                                                                   ---------------
CONSTRUCTION & FARM MACHINERY (0.1%)
Deere & Co.                                                       13,925                   638,461
                                                                                   ---------------
INDUSTRIAL CONGLOMERATES (2.0%)
3M Co.                                                            60,000                 7,398,000
General Electric Co.                                             125,700                 3,060,795
Tyco International Ltd.                                          400,000                 6,832,000
                                                                                   ---------------
                                                                                        17,290,795
                                                                                   ---------------
MACHINERY (1.0%)
PACCAR, Inc.                                                     182,900                 8,437,177
                                                                                   ---------------
ROAD & RAIL (1.4%)
CSX Corp.                                                        214,850                 6,082,403
Swift Transportation Co., Inc. (a)                               294,975                 5,904,810
                                                                                   ---------------
                                                                                        11,987,213
                                                                                   ---------------

COMMON STOCKS (CONTINUED)                                     SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (20.7%)

COMMUNICATION EQUIPMENT (2.7%)
3Com Corp. (a)                                                   926,990          $      4,291,964
Cisco Systems, Inc. (a)                                          840,900                11,015,790
QUALCOMM, Inc. (a)                                               226,800                 8,253,252
                                                                                   ---------------
                                                                                        23,561,006
                                                                                   ---------------
COMPUTER PERIPHERALS (4.7%)
Dell Computer Corp. (a)                                          521,000                13,931,540
Electronic Data Systems Corp.                                    110,275                 2,032,368
EMC Corp. (a)                                                    847,500                 5,203,650
Hewlett-Packard Co.                                              423,400                 7,350,224
Network Appliance, Inc. (a)                                      699,600                 6,996,000
Sun Microsystems, Inc. (a)                                     1,331,200                 4,140,032
Symbol Technologies, Inc.                                        116,150                   954,753
                                                                                   ---------------
                                                                                        40,608,567
                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Agilent Technologies, Inc. (a)                                   514,600                 9,242,216
Arrow Electronics, Inc. (a)                                      118,550                 1,516,254
Sanmina-SCI Corp. (a)                                            867,500                 3,895,075
Waters Corp. (a)                                                 115,000                 2,504,700
                                                                                   ---------------
                                                                                        17,158,245
                                                                                   ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.3%)
Analog Devices, Inc. (a)                                         115,000                 2,745,050
Applied Materials, Inc. (a)                                      690,820                 9,001,385
Broadcom Corp., Class A (a)                                      160,000                 2,409,600
Intel Corp.                                                      489,600                 7,623,072
Maxim Integrated Products, Inc. (a)                              266,700                 8,811,768
Micron Technology, Inc. (a)                                      657,200                 6,401,128
Novellus Systems, Inc. (a)                                        92,000                 2,583,360
Teradyne, Inc. (a)                                               621,650                 8,087,667
Texas Instruments, Inc.                                          148,100                 2,222,981
Xilinx, Inc.  (a)                                                242,700                 4,999,620
                                                                                   ---------------
                                                                                        54,885,631
                                                                                   ---------------
SOFTWARE (5.0%)
Microsoft Corp. (a)                                              454,385                23,491,704
Oracle Corp. (a)                                                 521,700                 5,634,360
PeopleSoft, Inc. (a)                                             207,000                 3,788,100
Siebel Systems, Inc. (a)                                         592,100                 4,428,908
Symantec Corp. (a)                                               100,000                 4,051,000
VERITAS Software Corp. (a)                                       134,000                 2,093,080
                                                                                   ---------------
                                                                                        43,487,152
                                                                                   ---------------

COMMON STOCKS (CONTINUED)                                     SHARES               MARKET VALUE
-------------------------------------------------------------------------------------------------------------
MATERIALS (3.0%)

CHEMICALS (1.1%)
The Dow Chemical Co.                                              30,100           $       893,970
IMC Global, Inc.                                                 515,700                 5,502,519
International Flavors Fragrances, Inc.                            82,700                 2,902,770
                                                                                   ---------------
                                                                                         9,299,259
                                                                                   ---------------
METALS & MINING (1.2%)
Alcan, Inc.                                                      114,250                 3,372,660
Alcoa, Inc.                                                      100,000                 2,278,000
CONSOL Energy, Inc.                                              111,300                 1,923,264
Freeport-McMoRan Copper & Gold, Inc., Class B                    150,150                 2,519,517
Nucor Corp.                                                       12,575                   519,347
                                                                                   ---------------
                                                                                        10,612,788
                                                                                   ---------------
PAPER & FOREST PRODUCTS (0.7%)
Smurfit-Stone Container Corp. (a)                                382,900                 5,893,214
                                                                                   ---------------

TELECOMMUNICATION SERVICES (2.0%)

DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
AT&T Wireless Services, Inc. (a)                                 464,250                 2,623,012
ALLTEL Corp.                                                     111,800                 5,701,800
Nokia Oyj (b)                                                    168,700                 2,614,850
Sprint Corp. (FON Group)                                         180,000                 2,606,400
Verizon Communications                                           100,000                 3,875,000
                                                                                   ---------------
                                                                                        17,421,062
                                                                                   ---------------
UTILITIES  (1.3%)

ELECTRIC UTILITIES  (1.1%)
Edison International (a)                                          64,250                   761,362
FirstEnergy Corp.                                                144,900                 4,777,353
PG&E Corp. (a)                                                   275,100                 3,823,890
                                                                                   ---------------
                                                                                         9,362,605
                                                                                   ---------------
GAS UTILITIES  (0.0%)
El Paso Corp.                                                     50,000                   348,000
                                                                                   ---------------
MULTI-UTILITIES  (0.2%)
Duke Energy Co.                                                   70,650                 1,380,501
                                                                                   ---------------
TOTAL COMMON STOCKS (Cost of $991,678,281)                                             835,502,596
                                                                                   ---------------
PREFERRED STOCK (0.3%)

CONSUMER DISCRETIONARY (0.3%)
The News Corp., Ltd. (b) (Cost of $3,895,240)                    130,000                 2,944,500
                                                                                   ---------------


                                                       INTEREST      MATURITY        PAR
CONVERTIBLE BONDS (0.5%)                                 RATE          DATE         VALUE         MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS (0.3)%

METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold, Inc.                     8.25%       1/31/06     $1,701,000       $       2,413,294
                                                                                                  -----------------
INFORMATION TECHNOLOGY (0.2)%

COMPUTER PERIPHERALS (0.0%)
Microstrategy, Inc.                                      7.50%       6/24/07         116,600                 46,640
                                                                                                  -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
Amkor Technology, Inc.                                   5.75%       6/1/06          914,000                523,265
                                                                                                  -----------------
TELECOMMUNICATION EQUIPMENT (0.1%)
Corning, Inc.                                            3.50%       11/1/08       1,404,000                968,760
                                                                                                  -----------------
UTILITIES (0.0%)

GAS UTILITIES (0.0%)
El Paso Corp.                                             (c)        2/28/21         684,000                212,040
                                                                                                  -----------------
TOTAL CONVERTIBLE BONDS (Cost of $4,657,216)                                                              4,163,999
                                                                                                  -----------------
SHORT-TERM INVESTMENT 4.1%

REPURCHASE AGREEMENT (4.1%)

Repurchase agreement with State Street Bank & Trust Co., dated 12/31/02, due 01/02/03 at 1.18% collateralized by U.S. Treasury Bonds and Notes with maturities to 2020, market value $35,991,943 (Repurchase proceeds
$35,274,312) (Cost of $35,272,000)                                                35,272,000             35,272,000
                                                                                                  -----------------
TOTAL INVESTMENTS (101.1%) (COST OF $1,035,502,737) (d)                                                 877,883,095
                                                                                                  -----------------
OTHER ASSETS AND LIABILITIES, NET (-1.1%)                                                                (9,331,526)
                                                                                                  -----------------
NET ASSETS (100.0%)                                                                                 $   868,551,569
                                                                                                  -----------------
                                                                                                  -----------------
NET ASSET VALUE PER SHARE (121,627,547 SHARES OUTSTANDING)                                                    $7.14
                                                                                                  -----------------
                                                                                                  -----------------

NOTES TO SCHEDULE OF INVESTMENTS:
     (a) Non-income producing.
     (b) Represents an American Depositary Receipt.
     (c) Zero coupon bond.
     (d) Cost for federal income tax purposes is $1,057,135,424.

           Gross unrealized appreciation and depreciation of investments at December 31, 2002 is as follows:

                Gross unrealized appreciation      $  113,048,003
                Gross unrealized depreciation        (292,300,332)
                                                   --------------
                Net unrealized depreciation        $ (179,252,329)
                                                   --------------
                                                   --------------

                                                           FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2002

ASSETS:

    Investments at market value (identified cost $1,035,502,737)   $   877,883,095
    Receivable for investments sold                                      5,463,621
    Dividends and interest receivable                                      967,141
                                                                   ---------------
         TOTAL ASSETS                                                  884,313,857
                                                                   ---------------


LIABILITIES:

    Payable due to custodian bank                                          123,861
    Payable for investments purchased                                    3,821,365
    Distributions payable to shareholders                               10,762,883
    Management, administrative and bookkeeping/pricing fees
      payable                                                              696,621
    Accrued expenses                                                       357,558
                                                                   ---------------
         TOTAL LIABILITIES                                              15,762,288
                                                                   ---------------
NET ASSETS                                                         $   868,551,569
                                                                   ---------------
                                                                   ---------------
NET ASSETS REPRESENTED BY:

    Paid-in capital (unlimited number of shares of beneficial
      interest without par value authorized; 121,627,547 shares
      outstanding)                                                 $ 1,071,353,359
    Accumulated net realized loss on investments less
      distributions                                                    (45,182,050)
    Net unrealized depreciation on investments and foreign
      currency translations                                           (157,619,740)
                                                                   ---------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($7.14 PER SHARE)                           $   868,551,569
                                                                   ---------------
                                                                   ---------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
    Dividends                                                                     $  10,377,070
    Interest                                                                          1,033,527
                                                                                  -------------
         TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
           WITHHELD AT SOURCE WHICH AMOUNTED TO $45,425)                             11,410,597

EXPENSES:

    Management fee                                                 $   7,281,930
    Administrative fee                                                 1,821,149
    Bookkeeping and pricing fees                                         173,764
    Custodian fees                                                        70,336
    Transfer agent fees                                                  180,388
    Shareholder communication expenses                                   521,899
    Trustees' fees and expense                                           105,255
    NYSE fee                                                             105,999
    Miscellaneous expenses                                               113,147
                                                                   -------------
         TOTAL EXPENSES                                                              10,373,867
                                                                                  -------------
         CUSTODY EARNINGS CREDIT                                                         (1,306)
                                                                                  -------------
         NET EXPENSES                                                                10,372,561
                                                                                  -------------
NET INVESTMENT INCOME                                                                 1,038,036


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions:
    Proceeds from sales                                              834,963,684
    Cost of investments sold                                         875,314,453
                                                                   -------------
         Net realized loss on investment transactions                               (40,350,769)

Net unrealized appreciation (depreciation) on investments and foreign currency:
    Beginning of year                                                 98,462,182
    End of year                                                     (157,619,740)
                                                                   -------------
         Change in unrealized appreciation-net                                     (256,081,922)
                                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $(295,394,655)
                                                                                  -------------
                                                                                  -------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED DECEMBER 31,
                                                                     -----------------------
                                                                        2002      2001
                                                                        ----      ----
OPERATIONS:

     Net investment income                                    $     1,038,036    $     3,150,145
     Net realized gain (loss) on investment transactions          (40,350,769)        26,065,683

     Change in unrealized appreciation on investments
       and foreign currency-net                                  (256,081,922)      (205,304,643)
                                                               --------------     --------------
     Net decrease in net assets resulting from operations        (295,394,655)      (176,088,815)
                                                               --------------     --------------

DISTRIBUTIONS DECLARED FROM:

     Net investment income                                         (1,038,036)        (3,150,145)
     Net realized gain on investments                              (2,485,163)      (119,953,062)
     Paid-in capital                                              (97,967,285)              --
                                                               --------------     --------------
     Total distributions                                         (101,490,484)      (123,103,207)
                                                               --------------     --------------

CAPITAL TRANSACTIONS:

     Proceeds from rights offering                                 95,753,976               --
     Dividend reinvestments                                        36,519,053         56,182,988
                                                               --------------     --------------
     Increase in net assets from capital share transactions       132,273,029         56,182,988
                                                               --------------     --------------
     Total decrease in net assets                                (264,612,110)      (243,009,034)

NET ASSETS:

     Beginning of year                                          1,133,163,679      1,376,172,713
                                                               --------------     --------------
     End of year                                               $  868,551,569     $1,133,163,679
                                                               --------------     --------------
                                                               --------------     --------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED DECEMBER 31,
                                                       -----------------------
                                                  2002       2001       2000      1999
                                                  ----       ----       ----      ----

PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $10.65     $13.61     $14.02     $14.22
                                                ------     ------     -------    -------

Income from Investment Operations:

   Net investment income                          0.01       0.03       0.05       0.05

   Net realized and unrealized gain (loss)
      on investments and foreign currency        (2.56)     (1.79)      0.96       1.22

   Provision for federal income tax                --         --         --         --
                                                ------     ------     -------    -------
Total from Investment Operations                 (2.55)     (1.76)      1.01       1.27
                                                ------     ------     -------    -------

Less Distributions from:

   Net investment income                         (0.01)     (0.03)     (0.06)     (0.05)

   Realized capital gain                         (0.02)     (1.17)     (1.36)     (1.34)

   Paid-in capital                               (0.85)       --         --         --
                                                ------     ------     -------    -------
Total Distributions                              (0.88)     (1.20)     (1.42)     (1.39)
                                                ------     ------     -------    -------
Change due to rights offering (b)                (0.08)       --         --         --

Impact of shares issued in dividend
   reinvestment (c)                               --          --         --       (0.08)
                                                ------     ------     -------    -------
Total Distributions, Reinvestments
    and Rights Offering                          (0.96)     (1.20)     (1.42)     (1.47)
                                                ------     ------     -------    -------
Net asset value at end of year                  $ 7.14     $10.65     $13.61     $14.02
                                                ------     ------     -------    -------
                                                ------     ------     -------    -------
Market price at end of year                     $ 6.64     $11.09     $12.375    $11.063
                                                ------     ------     -------    -------
                                                ------     ------     -------    -------

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                         (25.0)%    (12.7)%      8.8%      10.2%

Based on market price                            (33.0)%      0.0%      25.4%      (4.4)%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)            $  869     $1,133     $1,376     $1,396

Ratio of expenses to average net assets (e)       1.05%      1.03%      0.96%      0.97%

Ratio of net investment income to
    average net assets (e)                        0.11%      0.27%      0.37%      0.37%

Portfolio turnover rate                             83%        64%        83%        90%

(a)  Before provision for federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

                                                 1998      1997        1996        1995       1994     1993
                                                 ----      ----        ----        ----       ----     ----
Net asset value at beginning of year            $13.32    $11.95      $11.03     $ 9.26     $10.40    $10.78
                                                -------  -------     -------    -------    -------   -------
Income from Investment Operations:

   Net investment income                          0.05      0.05        0.08       0.10       0.11      0.12

   Net realized and unrealized gain (loss)
      on investments and foreign currency         2.35      3.01(a)     2.15(a)    2.71      (0.20)     0.78(a)

   Provision for federal income tax                --      (0.36)      (0.13)        --        --     (0.18)
                                                -------  -------     -------    -------    -------   -------
Total from Investment Operations                  2.40      2.70        2.10       2.81      (0.09)     0.72
                                                -------  -------     -------    -------    -------   -------
Less Distributions from:

   Net investment income                         (0.05)    (0.05)      (0.08)     (0.10)     (0.12)    (0.12)

   Realized capital gain                         (1.35)    (1.28)      (1.10)     (0.94)     (0.52)    (0.58)

   Paid-in capital                                --        --          --          --       (0.36)    (0.37)
                                                -------  -------     -------    -------    -------   -------
Total Distributions                              (1.40)    (1.33)      (1.18)     (1.04)     (1.00)    (1.07)
                                                -------  -------     -------    -------    -------   -------
Change due to rights offering (b)                (0.10)      --          --         --       (0.05)    (0.03)

Impact of shares issued in dividend
   reinvestment (c)                               --         --          --         --         --        --
                                                -------  -------     -------    -------    -------   -------
Total Distributions, Reinvestments
    and Rights Offering                          (1.50)    (1.33)      (1.18)     (1.04)     (1.05)    (1.10)

Net asset value at end of year                  $14.22    $13.32      $11.95     $11.03     $ 9.26    $10.40
                                                -------  -------     -------    -------    -------   -------
                                                -------  -------     -------    -------    -------   -------
Market price at end of year                     $12.938  $13.313     $11.250    $10.875    $ 8.500   $11.125
                                                -------  -------     -------    -------    -------   -------
                                                -------  -------     -------    -------    -------   -------

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                          19.8%     26.6%       21.7%      31.8%      (0.8)%     8.8%

Based on market price                              9.1%     34.4%       16.2%      41.4%     (14.9)%    12.7%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)            $1,351    $1,150      $  988     $  872     $  710    $  725

Ratio of expenses to average net assets (e)       1.00%     1.01%       1.03%      1.06%      1.07%     1.08%

Ratio of net investment income to
    average net assets (e)                        0.39%     0.38%       0.73%      0.92%      1.16%     1.08%

Portfolio turnover rate                             76%       99%         70%        54%       44%      72%


(d) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2002


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Equity Fund ("All-Star" or the "Fund"), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment goal is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager").

     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Debt securities generally are valued by a pricing service based on market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees ("Trustees"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine that this does not represent fair value. These securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

PROVISION FOR FEDERAL INCOME TAX -- Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS -- All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date.

OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                2002           2001
                                ----           ----
Distributions paid from:
Ordinary income            $  1,038,036   $ 41,109,537
Long-term capital gain        2,485,163     81,993,670
                           ------------   ------------
                              3,523,199    123,103,207
Return of capital            75,181,165           --
                           ------------   ------------
                           $ 78,704,364   $123,103,207

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY             LONG-TERM           UNREALIZED
      INCOME            CAPITAL GAINS        DEPRECIATION*
      ------            -------------        -------------

        -                    -              $179,252,329

*The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

    The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                CAPITAL LOSS
           EXPIRATION                CARRYFORWARD
           ----------                ------------
              2010                   $7,255,400

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as discussed in Note 1, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002 for federal income tax purposes, post-October losses of $16,293,962 attributable to security transactions were deferred to January 1, 2003.

NOTE 3. FEES PAID TO AFFILIATES
Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the annualized net asset based fee was 0.017%. The Fund also pays out-of-pocket costs for pricing services.

OTHER -- The Fund pays no compensation to its officers, all of whom are employees of the Manager or its affiliates. The Fund has an agreement with its custodian bank under which $1,306 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 4. CAPITAL TRANSACTIONS
In a rights offering commencing April 5, 2002, shareholders exercised rights to purchase 10,688,506 shares at $8.99 per share for proceeds, net of expenses, of $95,753,976. During the year ended December 31, 2002, and the year ended December 31, 2001, distributions in the amount of $36,519,053 and $56,182,988 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 4,491,951 and 5,333,568 shares, respectively.

NOTE 5. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2002 were $883,778,638 and $834,963,684, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 5, 2003

                                                    TAX INFORMATION (UNAUDITED)

All 2002 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary income
(2) long-term capital gains distributions and
(3) return of capital

Below is a table that details the breakdown of each 2002 distribution for federal income tax purposes.

TAX STATUS OF 2002 DISTRIBUTIONS

                                               ORDINARY INCOME
                                               ---------------
                                         NET         SHORT-TERM    LONG-TERM
                        AMOUNT        INVESTMENT       CAPITAL      CAPITAL      RETURN OF
DATE PAID             PER SHARE        INCOME          GAINS         GAINS        CAPITAL
---------             ---------        ------          -----         -----        -------
03/18/02               $0.25           1.28%           --             9.34%*       89.38%

07/01/02               $0.24           1.28%           --               --         98.72%

09/16/02               $0.20           1.28%           --               --         98.72%

01/02/03               $0.19            --             --               --           **

*100% of the Long-Term Capital Gains distribution paid on 3/18/02 is from qualified 5-year capital gains.

**Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2003.


FOR CORPORATE SHAREHOLDERS

100% of the ordinary income distributed by the Fund for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                                                                              NUMBER OF
  NAME                          POSITION       TERM OF        PRINCIPAL                     PORTFOLIOS IN
 (AGE)                        WITH LIBERTY   OFFICE AND     OCCUPATION(S)                   FUND COMPLEX         OTHER
  AND                           ALL-STAR      LENGTH OF      DURING PAST                      OVERSEEN          DIRECTOR-
ADDRESS                       EQUITY FUND      SERVICE       FIVE YEARS                      BY TRUSTEE         SHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

John A. Benning               Trustee        Trustee        Retired since December, 1999;        2            TT International
(Age 68)                                     Since 2002     Senior Vice President, General                    USA (investment
c/o Liberty Asset                                           Counsel and Secretary, Liberty                    company) and ICI
Management Company                                          Financial Companies Inc.                          Mutual Insurance
One Financial Center                                        (July, 1985 to December,                          Co. (D&O/E&O
Boston, MA 02111                                            1999); Vice President,                            Insurance)
                                                            Secretary and Director,
                                                            Liberty Asset Management
                                                            Company (August, 1985 to
                                                            December, 1999).

Robert J. Birnbaum            Trustee        Trustee Since  Retired since January 1994;          2            Dresdner RCM
(Age 74)                                     1994; Term     Special Counsel, Dechert,                         Europe Fund
c/o Liberty Asset                            Expires 2003   Price & Rhoads (September                         (investment company)
Management Company                                          1988 to December 1993);                           and Chicago Options
One Financial Center                                        President and Chief                               Exchange Board
Boston, MA 02111                                            Operating Officer, New York
                                                            Stock Exchange, Inc.
                                                            (May 1985 to June 1988)

James E. Grinnell             Trustee        Trustee Since  Private investor since               2            None
(Age 73)                                     1986; Term     November 1988; President
c/o Liberty Asset                            Expires 2003   and Chief Executive Officer,
Management Company                                          Distribution Management
One Financial Center                                        Systems, Inc. (1983 to May
Boston, MA 02111                                            1986); Senior Vice President,
                                                            Operations, The Rockport
                                                            Company (importer and
                                                            distributor of shoes) (May
                                                            1986 to November 1988).


Richard W. Lowry              Trustee        Trustee Since  Private Investor since 1987         105           None
(Age 66)                                     1986; Term     (formerly Chairman and
c/o Liberty Asset                            Expires 2004   Chief Executive Officer, U.S.
Management Company                                          Plywood Corporation) (building
One Financial Center                                        products manufacturer).
Boston, MA 02111

                                                                                              NUMBER OF
  NAME                          POSITION       TERM OF        PRINCIPAL                     PORTFOLIOS IN
 (AGE)                        WITH LIBERTY   OFFICE AND     OCCUPATION(S)                   FUND COMPLEX         OTHER
  AND                           ALL-STAR      LENGTH OF      DURING PAST                      OVERSEEN          DIRECTOR-
ADDRESS                       EQUITY FUND      SERVICE       FIVE YEARS                      BY TRUSTEE         SHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

John J. Neuhauser             Trustee        Trustee Since  Academic Vice President             105           Saucony, Inc.
(Age 58)                                     1998; Term     and Dean of Faculties since                       (athletic footwear)
c/o Liberty Asset                            Expires 2004   August 1999, Boston College                       and SkillSoft Corp.
Management Company                                          (formerly Dean, Boston                            (e-learning)
One Financial Center                                        College School of Management
Boston, MA 02111                                            from September 1977
                                                            to September 1999).


INTERESTED TRUSTEE

William E. Mayer*             Trustee        Trustee Since  Managing Partner, Park Avenue       105           Lee Enterprises
(Age 62)                                     1998; Term     Equity Partners (private equity)                  (print media);
c/o Liberty Asset                            Expires 2003   since February 1999 (formerly                     WR Hambrecht & Co
Management Company                                          Founding Partner, Development                     (financial service
One Financial Center                                        Capital, LLC from November                        provider); First
Boston, MA 02111                                            1996 to February 1999; Dean                       Health (healthcare).
                                                            and Professor, College of
                                                            Business and Management,
                                                            University of Maryland from
                                                            October, 1992 to November 1996).

* A TRUSTEE WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR EQUITY FUND OR LAMCO. MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.

                                            POSITION       YEAR FIRST
                                          WITH LIBERTY     ELECTED OR
                                            ALL-STAR       APPOINTED                PRINCIPAL OCCUPATION(S) DURING
NAME (AGE) AND ADDRESS                     EQUITY FUND     TO OFFICE                        PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS

William R. Parmentier, Jr. (Age 50)      President and        1998          President (since June 1998) and Chief Investment
Liberty Asset Management Company         Chief Executive                    Officer (since April 1995), Senior Vice President
One Financial Center                     Officer                            (May 1995 to June 1998), Liberty Asset Management.
Boston, MA 02111

Mark T. Haley, CFA (Age 38)              Vice President       1999          Vice President-Investments (since January 1999),
Liberty Asset Management Company                                            Director of Investment Analysis (December 1996
One Financial Center                                                        to December 1998), Investment Analyst (January
Boston, MA 02111                                                            1994 to November 1996), Liberty Asset Management.

                                            POSITION       YEAR FIRST
                                          WITH LIBERTY     ELECTED OR
                                            ALL-STAR       APPOINTED                PRINCIPAL OCCUPATION(S) DURING
NAME (AGE) AND ADDRESS                     EQUITY FUND     TO OFFICE                        PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

J. Kevin Connaughton (Age 38)            Treasurer            2000          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                                        All-Star Funds since December 2000 (formerly
Boston, MA 02111                                                            Controller of the Liberty Funds and of the
                                                                            Liberty All-Star Funds from February 1998 to
                                                                            October 2000); Treasurer of the Stein Roe Funds
                                                                            since February, 2001 (formerly Controller from
                                                                            May 2000 to February 2001); Treasurer of the
                                                                            Galaxy Funds since September 2002 (formerly
                                                                            Vice President of Colonial Management
                                                                            Associates, Inc. from February 1998 to October
                                                                            2000; Senior Tax Manager, Coopers & Lybrand,
                                                                            LLP from April 1996 to January 1998).

Vicki Benjamin (Age 41)                  Chief Accounting     2001          Controller of the Liberty Funds and Liberty
One Financial Center                     Officer and                        All-Star Funds since June 2002; Chief Accounting
Boston, MA 02111                         Controller                         Officer of the Liberty Funds and Liberty All-Star
                                                                            Funds since June 2001; Controller and Chief
                                                                            Accounting Officer of the Galaxy Funds since
                                                                            September 2002 (formerly Vice President,
                                                                            Corporate Audit, State Street Bank and Trust
                                                                            Company from May 1998 to April 2001; Audit
                                                                            Manager from July 1994 to June 1997, Senior
                                                                            Audit Manager from July 1997 to May 1998,
                                                                            Coopers & Lybrand LLP).


Jean S. Loewenberg (Age 57)              Secretary            2002          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                        All-Star Funds since February 2002; General
Boston, MA 02111                                                            Counsel of Columbia Management Group since
                                                                            December 2001; Senior Vice President since
                                                                            November 1996; Assistant General Counsel of
                                                                            Fleet National Bank since September 2002
                                                                            (formerly Senior Vice President and Group
                                                                            Senior Counsel of Fleet National Bank from
                                                                            November 1996 to September 2002).

[LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
John A. Benning*
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller
Jean S. Loewenberg, Secretary


*Member of the audit committee.

[LOGO]

[LOGO]

                              LIBERTY ASSET MANAGEMENT COMPANY,
                                                   FUND MANAGER
                                           ONE FINANCIAL CENTER
                                    BOSTON, MASSACHUSETTS 02111
                                                   617-772-3626
                                          www.all-starfunds.com

[LOGO]



A CLEARLY DEFINED PROCESS FOR CORE EQUITY INVESTING



                          LIBERTY ALL-STAR EQUITY FUND